                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
                     --------------------------------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 8, 2002
                                                          ---------------

                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                          0-22228                       11-3170868
-----------------------------        -------------------------      --------------------------
(State or other jurisdiction of      (Commission File No.)               (IRS Employer
incorporation or organization)                                         Identification No.)


          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:      (516) 327-3000
                                                         --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)
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ITEMS 1 THROUGH 6 AND 8. NOT APPLICABLE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following Exhibits are furnished as part of this report:

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
         99.1 Press release dated October 8, 2002 announcing the sale of $200 million aggregate principal amount of 5.75% Senior Notes due 2012.
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ITEM 9. REGULATION FD DISCLOSURE.

         On October 8, 2002, Astoria Financial Corporation issued a press release announcing that it sold $200 million aggregate principal amount of 5.75% Senior Notes due 2012 to qualified institutional buyers under Rule 144A of the Securities Act of 1933. The proceeds of the notes will be used for general corporate purposes. The closing for the transaction is expected to take place on October 16, 2002. The full text of the press release is included herein as
Exhibit 99.1.

         The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASTORIA FINANCIAL CORPORATION


                                                /S/ Peter J. Cunningham
                                                -------------------------------
                                                Peter J. Cunningham
                                                First Vice President and
                                                Director of Investor Relations

Dated:   October 8, 2002
         ---------------

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99.1 Press release dated October 8, 2002 announcing the sale of $200 million aggregate principal amount of 5.75% Senior Notes due 2012.

                                       3